Exhibit K
                                                             To Credit Agreement

                               INTER-COMPANY NOTE


     For value received, each the undersigned agrees to pay to the order of Mentor Corporation, a Minnesota corporation (the "Parent") on demand the amount from time to time advanced to the undersigned by Creditor.

     This Inter-Company Note shall be governed by and construed in accordance with the laws of the State of California without giving effect to choice of law rules.

     Dated as of the 22 day of May, 1995.


                         MENTOR H/S, INC., a Delaware corporation

                         By:      /s/ GARY E. MISTLIN
                         Its:     Treasurer

                         MENTOR O&O, INC., a Massachusetts corporation

                         By:      /s/ GARY E. MISTLIN
                         Its:     Treasurer


                         MENTOR UROLOGY, INC., a Delaware corporation

                         By:      /s/ GARY E. MISTLIN
                         Its:     Treasurer


                         MENTOR ORC, INC., a Delaware corporation

                         By:      /s/ GARY E. MISTLIN
                         Its:     Treasurer
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                         MENTOR CARIBE, a Delaware corporation

                         By:      /s/ GARY E. MISTLIN
                         Its:     Treasurer